UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2013

PIONEER POWER SOLUTIONS, INC. (Exact name of registrant as specified in its charter)

Delaware	333-155375	27-1347616
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Kelby Street, 9th Floor

Fort Lee, New Jersey 07024

(Address of principal executive offices)

(212) 867-0700 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On September 10, 2013, Pioneer Power Solutions, Inc. issued a press release announcing (i) its acquisition of select assets from Pico Electrical Equipment, Inc. and Pico Metal Products, Inc. to form Pioneer Custom Electrical Products Corp and (ii) updated financial guidance for the year ending December 31, 2013. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
99.1	Press release dated September 10, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER POWER SOLUTIONS, inc.

Date: September 10, 2013	By:	/s/ Andrew Minkow
	Name:	Andrew Minkow
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated September 10, 2013.